UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

ELIEM THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMB #117
2801 Centerville Road 1st Floor
Wilmington, DE 19808-1609
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 1-877-ELIEMTX (354-3689)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELYM	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition Agreement

On April 10, 2024, Eliem Therapeutics, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Acquisition Agreement”) by and among the Company, Tango Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Transitory Subsidiary”), Tenet Medicines, Inc., a Delaware corporation (“Tenet”), and, solely in his capacity as company equityholder representative, Stephen Thomas. The Acquisition Agreement provides for the acquisition of Tenet by the Company through the merger of Transitory Subsidiary into Tenet, with Tenet surviving as a wholly owned subsidiary of the Company (the “Acquisition”). Tenet is a privately held development stage biotechnology company focused on developing therapies to treat a broad range of autoimmune disorders, including systemic lupus erythematosus, immune thrombocytopenia and membranous nephropathy.

At the effective time of the Acquisition, by virtue of the Acquisition and without any action on the part of the holders of common stock of Tenet, (i) all issued and outstanding shares of the common stock of Tenet and (ii) all securities convertible into shares of common stock of Tenet will be converted into the right to receive, in the aggregate, a number of shares of the Company’s common stock (the “Aggregate Consideration”) (rounded to the nearest whole share) equal to fifteen and two-fifths percent (15.4%) of the outstanding shares of the Company’s common stock as of immediately following the closing of the Acquisition (and for the avoidance of doubt, before giving effect to the issuance of any securities pursuant to the Private Placement (as defined below)), calculated on a fully-diluted basis using the treasury stock method (including, for clarity, calculated by disregarding any out-of-the-money outstanding stock options of the Company).

In connection with the Acquisition, the Company will prepare, file and mail a proxy statement and seek the approval of its stockholders to, among other things, issue the Aggregate Consideration issuable in connection with the Acquisition under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Company Voting Proposals”). Upon the unanimous recommendation of a special committee (the “Special Committee”) of the Company’s Board of Directors (the “Board”) consisting solely of independent and disinterested directors, the Board has determined that the terms of the Acquisition and the other transactions are fair to and in the best interests of the Company and the unaffiliated stockholders, approved the execution of the Acquisition Agreement and, subject to the terms and conditions of the Acquisition Agreement, recommended that the Company’s stockholders vote in favor of the Company Voting Proposals.

Each of the Company and Tenet has agreed to customary representations, warranties and covenants in the Acquisition Agreement, including, among others, covenants relating to the conduct of their respective businesses during the period between the date of signing the Acquisition Agreement and the closing of the Acquisition, using its reasonable best efforts to cause the Acquisition to be consummated, non-solicitation of alternative acquisition proposals, and the conduct of their respective businesses during the period between the date of signing the Acquisition Agreement and the closing of the Acquisition. The Acquisition Agreement includes customary closing conditions, including regarding receipt of the required approvals by the parties’ stockholders (including the affirmative vote of a majority of the aggregate voting power held by disinterested stockholders of the Company), the accuracy of the representations and warranties and compliance by the parties with their respective covenants.

The Acquisition Agreement contains certain termination rights of each of the Company and Tenet, including if the Company’s stockholders fail to adopt and approve the Company Voting Proposals. Upon termination of the Acquisition Agreement under specified circumstances, the Company may be required to pay Tenet a termination fee of $1,000,000 and reimburse Tenet’s expenses up to a maximum of $500,000.

It is expected that, subject to and effective upon the closing of the Acquisition, Dr. Stephen Thomas, the current Chief Executive Officer and a co-founder of Tenet, will be appointed as the interim Chief Executive Officer of the Company, and William Bonificio, the current Chief Business Officer of Tenet, will be appointed as the interim Chief Business Officer of the Company. The board of directors of the combined company will be composed of seven board members, consisting of the five existing board members of the Company, Stephen Thomas, the interim Chief Executive Officer, and one board member designated by Tenet.

Support Agreements and Lock-Up Agreements

Concurrently with the execution of the Acquisition Agreement, (i) each of the stockholders of Tenet (solely in their respective capacities as Tenet stockholders) entered into support and joinder agreements with the Company and Tenet to vote all of their shares of Tenet common stock in favor of adoption of the Acquisition Agreement and against any alternative acquisition proposals (the “Tenet Support and Joinder Agreements”) and (ii) RA Capital Management, L.P. and certain of its affiliated funds entered into a support agreement with the Company and Tenet to vote all of their respective shares of Company common stock in favor of the Company Voting Proposals and against any alternative acquisition proposals (the “Company Support Agreements” and, together with the Tenet Support and Joinder Agreements, the “Support Agreements”).

Concurrently with the execution of the Acquisition Agreement, certain executive officers, directors and stockholders of Tenet and the Company (solely in their respective capacities as stockholders) have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which, subject to specified exceptions, they have agreed not to transfer their shares of Company common stock issued in connection with the Acquisition for the 180-day period following the closing of the Acquisition.

Securities Purchase Agreement

On April 10, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several accredited institutional investors (the “PIPE Investors”), pursuant to which the Company agreed to issue and sell to the PIPE Investors in a private placement an aggregate of 31,238,282 shares of the Company’s common stock (the “PIPE Shares”), at a price of $3.84 per PIPE Share (the “Private Placement”).

The Private Placement is expected to close immediately following the closing of the Acquisition (the date of closing, the “Closing Date”), subject to the satisfaction of specified customary closing conditions, including approval from the stockholders of the Company, and contingent upon, among other things, the closing of the Acquisition. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $120.0 million, before deducting estimated offering expenses payable by the Company.

The Company has granted the PIPE Investors indemnification rights with respect to its representations, warranties, covenants and agreements under the Securities Purchase Agreement.

In connection with the Private Placement, the Company will prepare, file and mail a proxy statement and seek the approval of its stockholders to, among other things, issue the PIPE Shares under the rules of Nasdaq.

Registration Rights Agreements

On April 10, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the PIPE Investors, pursuant to which the Company agreed to register for resale the PIPE Shares. On or prior to the closing of the Acquisition, each Tenet stockholder receiving the Aggregate Consideration in the Acquisition may elect to become party to the Registration Rights Agreement (each such stockholder, together with the PIPE Investors, the “Registrable Holders”), in which case the Company will also register for resale the Aggregate Consideration. Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the PIPE Shares and any Aggregate Consideration within 45 days following the closing of the Private Placement (the “Filing Deadline”). The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable and to keep such registration statement effective until the date the PIPE Shares and any Aggregate Consideration covered by such registration statement have been sold or cease to be registrable securities under the Registration Rights Agreement.

If (i) the registration statement has not been filed by the Filing Deadline, (ii) the registration statement has not been declared effective by the U.S. Securities Exchange Commission (the “SEC”) prior to the earlier of (A) five business days after the date on which the Company is notified by the SEC that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, or (B) 45 days following the Filing Deadline (or, in the event the SEC reviews and has written comments to the registration statement, 90 days following the Filing Deadline) or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason (including by reason of a stop order or the Company’s failure to update such registration statement), subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Registrable Holder as liquidated damages in an amount equal to 1.0% of the aggregate amount invested by each such Registrable Holder in the registrable securities for the initial day of failure and for each subsequent 30-day period (or pro rata for any portion thereof) for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Registrable Holders customary indemnification rights in connection with the registration statement. The Registrable Holders have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing descriptions of the Acquisition Agreement, the Company Support Agreements, the Tenet Support and Joinder Agreements, the Lock-Up Agreements, the Securities Purchase Agreement and the Registration Rights Agreement

(collectively, the “Subject Agreements”) do not purport to be complete and are qualified in their entirety by reference to the Acquisition Agreement, the form of Company Support Agreement, the form of Tenet Support and Joinder Agreement, the form of Lock-Up Agreement, the Securities Purchase Agreement and the Registration Rights Agreement, respectively, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and incorporated herein by reference.

Each of the Subject Agreements has been filed as an exhibit to this Current Report on Form 8-K in accordance with the rules and regulations of the SEC to provide investors with information regarding its terms. The Subject Agreements are not intended to provide any other factual information about the Company or Tenet or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. The representations, warranties and covenants contained in each Subject Agreement were made only for purposes of such Subject Agreement as of the specific dates therein, were solely for the benefit of the parties to such Subject Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such Subject Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under such Subject Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of a Subject Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Subject Agreements should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Acquisition and the Private Placement is hereby incorporated by reference into this Item 3.02.

The issuance of the Aggregate Consideration in the Acquisition and the offering and sale of PIPE Shares in the Private Placement will be made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Aggregate Consideration to be issued in the Acquisition and the PIPE Shares to be issued and sold in the Private Placement have not been registered under the Securities Act or any state securities laws and such securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The issuance of the Aggregate Consideration in the Acquisition and the issuance and sale of the PIPE Shares will not involve a public offering and will be made without general solicitation or general advertising. The Tenet stockholders receiving the Aggregate Consideration have or will, and the PIPE Investors have, represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the United States federal securities laws.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 11, 2024, the Company and Tenet issued a joint press release announcing the execution of the Acquisition Agreement and the Securities Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

The investor presentation that will be used by the Company and Tenet in connection with the Acquisition is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company and Tenet have recorded a webcast presentation discussing the Acquisition, the Private Placement and the combined company’s platform and pipeline assets, which will become available at 8:30 a.m. EDT on April 11, 2024. The webcast presentation may be accessed in the Investors section of Eliem’s website at www.eliemtx.com. The transcript of the webcast is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for the Company, Tenet and the combined company following the anticipated consummation of the proposed Acquisition; the anticipated size of and investors in the proposed Private Placement; the anticipated benefits of the Acquisition; the anticipated timing of the closing the Acquisition and the Private Placement, the strategy, the anticipated milestones and key inflection points of the combined company; the anticipated use of proceeds of the Private Placement, the expected cash and cash equivalents of the combined company at closing of the Acquisition and the Private Placement and the anticipated cash runway of the combined company; the expected ownership, management team and board of directors of the combined company; Tenet’s TNT119 product candidate, including expectations regarding TNT119’s therapeutic benefits, clinical potential and clinical development, and anticipated timelines for initiating clinical trials of TNT119, including initiating Phase 2 clinical trials for the treatment of systemic lupus erythematosus and immune thrombocytopenia in the second half of 2024; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The combined company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: completion of the proposed Acquisition and concurrent Private Placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Acquisition and the Private Placement, including with respect to the approval of the Company’s and Tenet’s stockholders; risks related to the Company’s and Tenet’s ability to estimate their respective operating expenses and expenses associated with the transaction; uncertainties regarding the impact any delay in the closing would have on the anticipated cash and cash equivalents of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash and cash equivalents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Acquisition Agreement or the Private Placement; the effect of the announcement or pendency of the Acquisition on the Company’s or Tenet’s business relationships, operating results and business generally; the ability of the combined company to timely and successfully achieve or recognize the anticipated benefits of the Acquisition; the outcome of any legal proceedings that may be instituted against the Company or Tenet following any announcement of the proposed Acquisition and related transactions; costs related to the proposed Acquisition, including unexpected costs, charges or expenses resulting from the Acquisition; changes in applicable laws or regulation; the possibility that the Company or Tenet may be adversely affected by other economic, business and/or competitive factors; competitive responses to the transactions; the Company’s ability to advance TNT119 and/or its other product candidates on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in early-stage clinical trials of TNT119; competing successfully with other companies that are seeking to develop treatments for systemic lupus erythematosus, immune thrombocytopenia, membranous nephropathy and other autoimmune driven inflammatory diseases; maintaining or protecting intellectual property rights related to TNT119 and/or its other product candidates; managing expenses; raising the substantial additional capital needed, on the timeline necessary, to continue development of TNT119 and other product candidates the combined company may develop; achieving the Company’s other business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Acquisition and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Important Additional Information Will Be Filed with the SEC

In connection with the Acquisition and the Private Placement, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the Acquisition and the Private Placement and other relevant documents. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the Aggregate Consideration to be issued in the Acquisition and the PIPE Shares to be issued in the Private Placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TENET, THE ACQUISITION AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on the Company’s website at www.eliemtx.com or by contacting the Company’s Investor Relations via email at investorrelations@eliemtx.com or by telephone at (339) 970-2843.

Participants in the Solicitation

The Company, Tenet and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the issuance of the Aggregate Consideration in the Acquisition and the PIPE Shares in the Private Placement and any other matters to be voted on at the special meeting. Information about the Company’s directors and executive officers is included in the Company’s most recent definitive proxy statement filed with the SEC on April 6, 2023 and in the Company’s other filings with the SEC. Additional information regarding the names, affiliations and interests of the Company’s and Tenet’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC).

These documents (when filed with the SEC) will be available free of charge as described above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of April 10, 2024, by and among Eliem Therapeutics, Inc., Tango Merger Sub, Inc., Tenet Medicines, Inc. and, solely in his capacity as the Company Equityholder Representative, Stephen Thomas

10.1	Form of Company Support Agreement

10.2	Form of Tenet Support and Joinder Agreement

10.3	Form of Lock-Up Agreement

10.4	Securities Purchase Agreement, dated April 10, 2024, by and among Eliem Therapeutics, Inc. and the persons party thereto

10.5	Registration Rights Agreement, dated April 10, 2024, by and among Eliem Therapeutics, Inc. and the persons party thereto

99.1	Joint Press Release issued on April 11, 2024

99.2	Investor Presentation, dated April 11, 2024

99.3	Transcript of webcast, dated April 11, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIEM THERAPEUTICS, INC.

Date: April 11, 2024	By:	/s/ Andrew Levin
Name: Andrew Levin, M.D., Ph.D. Title: Executive Chairman of the Board of Directors